Assets and Disposal Groups Held for Sale	12 Months Ended
Mar. 31, 2023
Discontinued Operations And Disposal Groups [Abstract]
Assets and Disposal Groups Held for Sale	Assets and Disposal Groups Held for Sale
Takeda has classified certain assets as held for sale in the consolidated statements of financial position. Non-current assets and disposal groups are transferred to assets held for sale when it is expected that their carrying amounts will be recovered principally through a sale and the sale is considered highly probable. The non-current assets and disposal groups held for sale are held at the lower of carrying amount or fair value less costs to sell.
Gains or losses recognized from measuring the disposal groups classified as held for sale at the lower of their carrying amounts or fair value less costs to sell are recorded as other operating income or expenses.
Disposal Groups Held for Sale

JPY (millions) As of March 31
2023
Property, plant and equipment	¥9,847
Goodwill	3,347
Intangible assets	402
Inventories	1,200
Deferred tax assets	45
Other assets	395
Total assets	¥15,235

Other liabilities	¥144
Total liabilities	¥144
During the year ended March 31, 2022, Takeda recognized the 5,602 million JPY divestiture gain in other operating income (Note 5) upon the completion of the divestiture of a group of assets and liabilities associated with a portfolio of non-core prescription pharmaceutical assets sold in China. The proceeds from this divestiture comprised the majority of Takeda’s proceeds from sales of business (net of cash and cash equivalents divested) in the consolidated statements of cash flows of 28,196 million JPY for the year ended March 31, 2022 and no impairment was recorded for the year ended March 31, 2022 when disposal groups were classified as held for sale.
The disposal groups held for sale consisted of the followings and its fair value are classified as Level 3 in the fair value hierarchy as of March 31, 2023.
•The assets and liabilities such as intangible assets related to Shonan Health Innovation Park in Japan were classified as held for sale during the year ended March 31, 2023, following management decision and signing an agreement to transfer its operation business to iPi Business Preparation Company (iPark Institute Co., Ltd). The transfer of its operation business was completed in April 2023, and the impact from this transfer on the consolidated statements of profit or loss for the year ended March 31, 2023 was not material.
•Takeda entered into an agreement to transfer manufacturing operation of TACHOSIL in Austria and classified the corresponding assets such as goodwill and property, plant and equipment as held for sale.
•The assets such as property, plant and equipment were classified as held for sale following a sales agreement of Center for Learning and Innovation (CLI) in Japan.

Also, during the year ended March 31, 2023, Takeda classified the assets such as property, plant and equipment as held for sale related to an agreement to divest the manufacturing site in Norway and completed the divestiture. The proceeds from this divestiture comprised the majority of Takeda’s proceeds from sales of business (net of cash and cash equivalents divested) in the consolidated statements of cash flows of 7,958 million JPY for the year ended March 31, 2023.

Takeda recorded an impairment loss of 4,693 million JPY in other operating expenses (Note 5) during the year ended March 31, 2023 when disposal groups were classified as held for sale.